UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 16, 2004

World Airways, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26582	94-1358276

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The HLH Building
101 World Drive
Peachtree City, Georgia 30269

(Address of Principal Executive Offices)

(770) 632-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

ITEM 8.01. Other Events.

     On September 16, 2004, World Airways, Inc., a Delaware corporation (the “Registrant”), announced that the Registrant has signed a long-term ACMI wet-lease agreement, valued at approximately $23 million, with Lufthansa Cargo Charter, a subsidiary of Lufthansa Cargo, for international cargo service between Nuremberg, Germany, and Xian, China. A copy of the press release issued by the Registrant is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits.

          (c) Exhibits

Exhibit No.	Document
99.1	Press Release of World Airways, Inc. issued September 16, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Airways, Inc. (Registrant)

Date: September 20, 2004	By:	/s/ Randy J. Martinez

		Name: Title:	Randy J. Martinez President and Chief Executive Officer